Significant Customer Concentrations	12 Months Ended
Dec. 31, 2019
Notes
Significant Customer Concentrations	Note 13. Significant Customer Concentrations

During the year ended December 31, 2019, the Company had four customers, each over 5% of sales, which accounted for 32% of total sales. No other no single customer accounted for over 5% or more of our annual sales.  During the year ended December 31, 2018, the Company had one customer that accounted for 6% of total sales. No other no single customer accounted for over 5% or more of our annual sales.

As of December 31, 2019 accounts receivable, net amounted to only $85,711 and two customers represented 84% of this balance. As of December 31, 2018 accounts receivable, net amounted to only $39,354 and three customers represented 91% of this balance.